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                                                                    Exhibit 99.1


I, Gregory Cuneo, President and Chief Executive Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

-- The Quarterly Report on Form 10-Q of the Company for the period ending March 31, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

-- The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: May 14, 2003

                                       /s/ Gregory Cuneo
                                       --------------------------
                                       Gregory Cuneo
                                       President and Chief Executive Officer





I, Robert Birnbach, Executive Vice President and Chief Financial Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

-- The Quarterly Report on Form 10-Q of the Company for the period ending March 31, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

-- The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: May 14, 2003

                                             /s/ Robert Birnbach
                                             -------------------------------
                                             Robert Birnbach
                                             Executive Vice President and Chief
                                             Financial Officer